UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-02739
                                   811-10179

Name of Fund:  Merrill Lynch Basic Value Fund, Inc. and
               Master Basic Value Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Merrill Lynch Basic Value Fund, Inc. and Master Basic Value Trust, 800 Scudders Mill Road, Plainsboro,
     NJ, 08536.  Mailing address:  P.O. Box 9011, Princeton,
     NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 12/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Basic Value Fund, Inc.


Semi-Annual Report
December 31, 2004


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President and Chief Investment Officer


Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success - particularly during uncertain times - is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004



We are pleased to present to you the management team of

Merrill Lynch Basic Value Fund, Inc.


Senior Portfolio Managers Kevin Rendino and Bob Martorelli co-head the Merrill Lynch Basic Value Fund team. Mr. Rendino joined Merrill Lynch Investment Managers (MLIM) in 1990. He received a bachelor's degree from Boston College. Mr. Martorelli joined MLIM in 1985. He received a bachelor's degree from Hofstra University and an MBA from Fordham University.

The investment team also includes Analysts Harry Radovich, Geri Gunn-Hertig, Carrie King and John Arege, Research Associate Michelle
Smith and Product Specialist Scott Malatesta. Mr. Radovich earned a bachelor's degree and an MBA from St. John's University and is a CFA R charterholder. Ms. Gunn-Hertig has a bachelor's degree from Montclair State University and an MBA from Rutgers University.
Ms. King holds a bachelor's degree from Boston University and an MBA from New York University. Mr. Arege received a bachelor's degree from the Catholic University and a juris doctor degree from Touro
Law School. He is a CFA charterholder. Ms. Smith earned a bachelor's degree from Rider University. Mr. Malatesta received a bachelor's degree from Mount St. Mary College and a master's degree from Fairleigh Dickinson University. The team has a combined 109 years of investment experience.


Kevin Rendino
Senior Portfolio Manager


Bob Martorelli
Senior Portfolio Manager



Table of Contents

A Letter From the President Chief Investment Officer               2
A Discussion With Your Fund's Portfolio Managers                   4
Performance Data                                                   6
Disclosure of Expenses                                             9
Fund Financial Statements                                         10
Fund Financial Highlights                                         13
Fund Notes to Financial Statements                                18
Master Schedule of Investments                                    21
Master Financial Statements                                       24
Master Financial Highlights                                       26
Master Notes to Financial Statements                              27
Portfolio Information                                             30
Officers and Directors/Trustees                                   31

CFA R and Chartered Financial Analyst R are trademarks owned by the Association for Investment Management and Research.



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004



A Discussion With Your Fund's Portfolio Managers


We continued to shift our focus toward increased portfolio diversification and larger-cap, more defensive stocks in recognition of a transition in the economic cycle.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2004, Merrill Lynch Basic Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +5.73%, +5.33%, +5.30%, +5.87% and +5.59%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) This compared to a return of +7.19% for the Standard & Poor's 500 (S&P 500) Index, +11.08% for the S&P 500 Barra Value Index and an average return of +8.42% for the Lipper Large Cap Value Funds category for the same period. (Funds in this Lipper category invest in companies considered to be undervalued relative to a major unmanaged stock index.)

Conditions in the second half of 2004 were almost the complete opposite of those that characterized the first half of the year. Several months ago, prior to the war in Iraq, we had positioned the portfolio for an economic recovery, emphasizing those companies with greater sensitivity to changes in the overall economy. This strategy worked well through 2003 and the first half of 2004. Areas we had emphasized - including information technology (IT), consumer discretionary, materials and industrials - all outperformed.

As the reporting period began in July, gross domestic product growth had slowed somewhat - dropping from 4% in the first quarter of 2004 to 3.3% in the second quarter. This, coupled with election uncertainties, terrorism fears (particularly surrounding the Olympics and the national party conventions) and rising interest rates amid subdued inflation and high oil prices, began to weigh heavily on investors' minds. After benefiting from a procyclical bias coming into the six-month period, we began to see the effects of a slowing economy play out on the portfolio.

The IT sector suffered the most over the past six months and, in fact, was the second-worst performing sector among the 10 in the S&P 500 this year. In terms of its impact on the Fund, IT imposed the most severe performance penalty, costing 171 basis points (1.71%) in relative return for the six-month period. IT stocks that detracted the most were 3Com Corp., LSI Logic Corp., Unisys Corp. and Agilent Technologies, Inc. The materials sector also was hurt in the second half of 2004, and detracted 49 basis points in relative performance. Materials stocks that disappointed included Alcoa Inc. and International Paper Co.

While the portfolio's holdings in healthcare generally performed well, our overweight position in Merck & Co., Inc., albeit small, hampered relative results by 50 basis points as the company encountered trouble with Vioxx, its blockbuster arthritis-pain medication. We immediately liquidated our position in Merck following the drug's recall, although the stock declined 30% in just one day. In consumer staples, our positions in Albertson's, Inc. and Coca-Cola Enterprises Inc. also hurt performance, as both companies suffered earnings disappointments in the second half of 2004.

A significant bright spot during the period was our above-average exposure to energy, an area we had overweighted for some time. As our view on energy played out, this sector contributed meaningfully (100 basis points) to the Fund's relative returns. In particular, the bulk of the outperformance came from names in the oil services subsector, as the price of oil sky-rocketed to $56 per barrel in October.

Despite the relative underperformance for the past six months, it is worth noting that the Fund's longer-term results (as outlined on page 7) were little affected and remain competitive. In addition, the current management team recently completed its first five years in managing the Fund. We are exceptionally pleased with our ability to provide a +25.21% cumulative total return (Class I Shares at net asset value) between December 31, 1999, and December 31, 2004, versus the -10.98% return of the S&P 500 Index.


What changes were made to the portfolio during the period?

As mentioned in our last report to shareholders, we expected that 2004 would be a transition year for the market and started making changes to the portfolio that reflected this view. Typically, as the economic cycle progresses, we reach a point where small and mid cap stocks are no longer outperforming large cap stocks, as they often do in the first year of a recovery. Some of the defensive areas of the market also start to outperform as investors begin to shift their focus from smaller cap and higher risk to larger cap and lower risk.



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004



With this view in mind, we began moving upward in market capitalization size, while also decreasing the Fund's beta (a measure of risk) and increasing portfolio diversification. At the same time, we began to trim some of the economically sensitive stocks that performed so well in 2003 and early 2004 in favor of more safe-haven names. This involved reducing our exposure to the IT, industrials and materials sectors while increasing positions in consumer staples and utilities to take advantage of what we expect will be a slower year for the economy.

We maintained our weighting in financials, but have been particular in the types of financial stocks we own. Currently, the portfolio is geared more toward brokers and the financial markets rather than companies whose fortunes rely on the mortgage market. The yield curve is flattening, and we believe this may hurt regional banks whose business depends on interest margin.

We began to take profits in energy, although the portfolio remained overweight in this sector at period-end. For the most part, our thesis on oil has played out, and an industry group that once had no expectations now has high expectations built in. As contrarian investors, we like to sell on lofty expectations and when valuations are becoming less attractive. Although we still expect a period of high oil and natural gas prices, we don't think it makes sense, from a valuation perspective, to overweight the energy sector.

One area that didn't perform as we had expected in 2004, but that could be well-positioned for outperformance in 2005, is media. As economic activity improved, we expected that advertising spending would follow suit. Although this did not happen, we believe media companies could begin to look very attractive as earnings begin to slow in other industries.

Stocks added to the portfolio over the past six months included Abbott Laboratories and GlaxoSmithKline Plc in pharmaceuticals and Public Service Enterprise Group and The Southern Co. in utilities. Outside the general theme of reducing the portfolio's procyclical bias, we continued to find value in individual stocks in some of the more economically sensitive areas of the market. To that end, we added Seagate Technology, Electronic Data Systems Corp. and Nokia OYJ in IT.

Individual sales during the period included Kerr-McGee Corp. and Unocal Corp. in oil services, and U.S. Bancorp in financials, all of which performed well. We also sold Merck, for reasons mentioned earlier, and Aon Corp., a leading insurance brokerage that was targeted in the insurance industry investigation this past year.


How would you characterize the portfolio's position at the close of the period?

At the close of the period, the portfolio was overweight versus the S&P 500 Barra Value Index in consumer staples, information technology, energy, industrials and materials. We had underweights in financials, healthcare, telecommunications services, consumer discretionary and utilities.

On balance, 2004 was a fairly normal year within the context of history and given what we would expect for the second year of an economic recovery. Entering 2005, the main questions will center on the pace of economic growth, the number and magnitude of Fed interest rate hikes, and the direction of energy prices. Working in favor of the market are healthy corporate balance sheets and low absolute levels of interest rates and inflation. These positives are offset by widening budget, trade and current account deficits, along with historically high valuations for U.S. equities. At this point in the cycle, it appears that earnings growth rates have peaked, making it more difficult for U.S. companies to achieve the level of earnings growth they have enjoyed over the past two years. As a result, we would expect larger, blue-chip companies with more stable earnings prospects to outperform small and midsize companies in the new year.

As mentioned, we have started to position the portfolio with this view in mind, although we remain cognizant that 2005 is likely to be a much tougher year for the market. In this environment, we continue to emphasize proper diversification and risk management as we continue our search for undervalued companies that we believe have the potential to offer shareholders significant value over a three-year time horizon.


Kevin M. Rendino
Senior Vice President and Co-Portfolio Manager


Robert J. Martorelli
Senior Vice President and Co-Portfolio Manager


January 13, 2005



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004



Performance Data (continued)



Recent Performance Results

                                                                                                     10-Year/
                                                        6-Month               12-Month           Since Inception
As of December 31, 2004                               Total Return          Total Return           Total Return
ML Basic Value Fund, Inc. Class A Shares*                + 5.73%               +10.17%               +207.05%
ML Basic Value Fund, Inc. Class B Shares*                + 5.33                + 9.34                +188.89
ML Basic Value Fund, Inc. Class C Shares*                + 5.30                + 9.32                +183.99
ML Basic Value Fund, Inc. Class I Shares*                + 5.87                +10.48                +214.81
ML Basic Value Fund, Inc. Class R Shares*                + 5.59                + 9.89                + 41.06
S&P 500 R Index**                                        + 7.19                +10.88             +212.58/+38.16
S&P 500 Barra Value Index***                             +11.08                +15.70             +217.43/+47.74

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are 10 years for Class A, Class B, Class C & Class I Shares and from 1/03/03 for Class R Shares, respectively.

 ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the
    U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of
    NYSE issues. Ten-year/since inception total returns are for 10 years and from 1/03/03.

*** This unmanaged broad-based Index is a capitalization-weighted index of those stocks in the S&P 500
    Index that have lower price-to-book ratios. Ten-year/since inception total returns are for 10 years and from 1/03/03.

    S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/04                 +10.17%          + 4.39%
Five Years Ended 12/31/04               + 4.34           + 3.22
Ten Years Ended 12/31/04                +11.87           +11.27

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/04                 + 9.34%          + 5.34%
Five Years Ended 12/31/04               + 3.54           + 3.24
Ten Years Ended 12/31/04                +11.19           +11.19

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/04                 + 9.32%          + 8.32%
Five Years Ended 12/31/04               + 3.52           + 3.52
Ten Years Ended 12/31/04                +11.00           +11.00

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 12/31/04                 +10.48%          + 4.68%
Five Years Ended 12/31/04               + 4.60           + 3.48
Ten Years Ended 12/31/04                +12.15           +11.55

  *Maximum sales charge is 5.25%.

 **Assuming maximum sales charge.



Class R Shares                                           Return

One Year Ended 12/31/04                                  + 9.89%
Inception (1/03/03) through 12/31/04                     +18.85



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value         July 1, 2004 to
                                                      July 1, 2004       December 31, 2004      December 31, 2004
Actual

Class A                                                  $1,000              $1,057.30                $4.20
Class B                                                  $1,000              $1,053.30                $8.18
Class C                                                  $1,000              $1,053.00                $8.23
Class I                                                  $1,000              $1,058.70                $2.91
Class R                                                  $1,000              $1,055.90                $5.49

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,021.12                $4.13
Class B                                                  $1,000              $1,017.24                $8.03
Class C                                                  $1,000              $1,017.19                $8.08
Class I                                                  $1,000              $1,022.38                $2.85
Class R                                                  $1,000              $1,019.86                $5.40

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.81% for Class A, 1.58% for Class B, 1.59% for Class C, .56% for Class I and 1.06% for Class R),
   multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master trust in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004


Statement of Assets and Liabilities                                                    Merrill Lynch Basic Value Fund, Inc.

As of December 31, 2004
Assets

           Investment in Master Basic Value Trust (the "Trust"), at value
           (identified cost--$6,166,034,539)                                                                $ 8,891,396,180
           Prepaid expenses                                                                                          49,945
                                                                                                            ---------------
           Total assets                                                                                       8,891,446,125
                                                                                                            ---------------

Liabilities

           Payables:
               Distributor                                                                $     2,375,706
               Other affiliates                                                                 1,862,684         4,238,390
                                                                                          ---------------
           Accrued expenses                                                                                         171,502
                                                                                                            ---------------
           Total liabilities                                                                                      4,409,892
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 8,887,036,233
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                    $     7,362,344
           Class B Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                          4,707,479
           Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                          2,469,647
           Class I Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                         13,528,429
           Class R Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                             75,146
           Paid-in capital in excess of par                                                                   6,256,735,546
           Accumulated distributions in excess of investment income--net                  $     (146,743)
           Accumulated distributions in excess of realized capital gains allocated
           from the Trust--net                                                              (123,057,256)
           Unrealized appreciation allocated from the Trust--net                            2,725,361,641
                                                                                          ---------------
           Total accumulated earnings--net                                                                    2,602,157,642
                                                                                                            ---------------
           Net Assets                                                                                       $ 8,887,036,233
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $2,333,571,136 and 73,623,439 shares outstanding                 $         31.70
                                                                                                            ===============
           Class B--Based on net assets of $1,466,668,911 and 47,074,785 shares outstanding                 $         31.16
                                                                                                            ===============
           Class C--Based on net assets of $759,274,772 and 24,966,473 shares outstanding                   $         30.41
                                                                                                            ===============
           Class I--Based on net assets of $4,304,155,937 and 135,284,292 shares outstanding                $         31.82
                                                                                                            ===============
           Class R--Based on net assets of $23,365,477 and 751,462 shares outstanding                       $         31.09
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004


Statement of Operations                                                                Merrill Lynch Basic Value Fund, Inc.

For the Six Months Ended December 31, 2004
Investment Income Allocated from the Trust--Net

           Net investment income allocated from the Trust:
               Dividends (net of $790,145 foreign withholding tax)                                          $    84,544,858
               Interest from affiliates                                                                           2,988,024
               Securities lending                                                                                   177,385
               Expenses                                                                                        (18,267,265)
                                                                                                            ---------------
           Net investment income allocated from the Trust                                                        69,443,002
                                                                                                            ---------------

Expenses

           Account maintenance and distribution fees--Class B                             $     7,424,828
           Account maintenance and distribution fees--Class C                                   3,499,709
           Account maintenance fees--Class A                                                    2,760,053
           Transfer agent fees--Class I                                                         2,555,989
           Transfer agent fees--Class A                                                         1,366,452
           Transfer agent fees--Class B                                                         1,080,117
           Transfer agent fees--Class C                                                           527,544
           Printing and shareholder reports                                                       138,886
           Professional fees                                                                       91,913
           Registration fees                                                                       67,162
           Account maintenance and distribution fees--Class R                                      45,760
           Directors' fees and expenses                                                            17,971
           Transfer agent fees--Class R                                                            11,297
           Other                                                                                   27,729
                                                                                          ---------------
           Total expenses                                                                                        19,615,410
                                                                                                            ---------------
           Investment income--net                                                                                49,827,592
                                                                                                            ---------------

Realized & Unrealized Gain Allocated from the Trust--Net

           Realized gain on investments and options written allocated from the Trust--net                       236,402,093
           Change in unrealized appreciation/depreciation on investments, options written
           and foreign currency transactions allocated from the Trust--net                                      188,639,747
                                                                                                            ---------------
           Total realized and unrealized gain allocated from the Trust--net                                     425,041,840
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $   474,869,432
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004


Statements of Changes in Net Assets                                                    Merrill Lynch Basic Value Fund, Inc.

                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                            December 31,         June 30,
Increase (Decrease) in Net Assets:                                                              2004               2004
Operations

           Investment income--net                                                         $    49,827,592   $    85,132,433
           Realized gain allocated from the Trust--net                                        236,402,093       274,421,856
           Change in unrealized appreciation/depreciation allocated from the Trust--net       188,639,747     1,437,906,752
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                               474,869,432     1,797,461,041
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

           Investment income--net:
               Class A                                                                       (24,977,124)      (22,287,695)
               Class B                                                                        (4,497,660)       (7,631,035)
               Class C                                                                        (3,224,139)       (2,964,544)
               Class I                                                                       (56,515,217)      (54,483,536)
               Class R                                                                          (200,856)          (22,017)
           Realized gain allocated from the Trust--net:
               Class A                                                                       (97,088,385)                --
               Class B                                                                       (66,074,692)                --
               Class C                                                                       (32,199,533)                --
               Class I                                                                      (180,466,939)                --
               Class R                                                                          (854,418)                --
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends and distributions
           to shareholders                                                                  (466,098,963)      (87,388,827)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net increase (decrease) in net assets derived from capital share transactions      146,271,402     (351,754,441)
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                       155,041,871     1,358,317,773
           Beginning of period                                                              8,731,994,362     7,373,676,589
                                                                                          ---------------   ---------------
           End of period*                                                                 $ 8,887,036,233   $ 8,731,994,362
                                                                                          ===============   ===============
               * Undistributed (accumulated distributions in excess of)
                 investment income--net                                                   $     (146,743)   $    39,440,661
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004


Financial Highlights                                                                 Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios                                               Class A
have been derived from information                      For the Six
provided in the financial statements.                   Months Ended
                                                        December 31,             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     2004          2004          2003           2002        2001++++
Per Share Operating Performance

           Net asset value, beginning of period        $      31.74  $      25.72  $      27.01  $      33.63  $     36.99
                                                       ------------  ------------  ------------  ------------  ------------
           Investment income--net***                            .19           .33           .29           .27           .46
           Realized and unrealized gain (loss)
           allocated from the Trust--net                       1.39          6.02         (.63)        (3.52)          2.50
                                                       ------------  ------------  ------------  ------------  ------------
           Total from investment operations                    1.58          6.35         (.34)        (3.25)          2.96
                                                       ------------  ------------  ------------  ------------  ------------
           Less dividends and distributions:
               Investment income--net                         (.35)         (.33)         (.28)         (.32)         (.56)
               Realized gain allocated from the
               Trust--net                                    (1.27)            --         (.67)        (3.05)        (5.76)
                                                       ------------  ------------  ------------  ------------  ------------
           Total dividends and distributions                 (1.62)         (.33)         (.95)        (3.37)        (6.32)
                                                       ------------  ------------  ------------  ------------  ------------
           Net asset value, end of period              $      31.70  $      31.74  $      25.72  $      27.01  $      33.63
                                                       ============  ============  ============  ============  ============

Total Investment Return**

           Based on net asset value per share              5.73%+++        24.90%        (.94%)      (10.62%)         8.82%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

           Expenses++                                         .81%*          .81%          .85%          .81%          .81%
                                                       ============  ============  ============  ============  ============
           Investment income--net                            1.24%*         1.11%         1.23%          .94%         1.34%
                                                       ============  ============  ============  ============  ============

Supplemental Data

           Net assets, end of period (in thousands)    $  2,333,571  $  2,223,869  $  1,679,935  $  1,737,025  $  1,823,948
                                                       ============  ============  ============  ============  ============
           Portfolio turnover of the Trust             13.93%++++++  33.32%++++++  31.92%++++++  38.15%++++++   37.53%+++++
                                                       ============  ============  ============  ============  ============

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder"
               fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

        ++++++ Portfolio turnover for the Trust.

           +++ Aggregate total investment return.

         +++++ Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)                                                     Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios                                               Class B
have been derived from information                      For the Six
provided in the financial statements.                   Months Ended
                                                        December 31,             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     2004          2004          2003           2002        2001++++
Per Share Operating Performance

           Net asset value, beginning of period        $      31.08  $      25.19  $      26.44  $      32.98  $      36.33
                                                       ------------  ------------  ------------  ------------  ------------
           Investment income--net***                            .07           .10           .11           .05           .20
           Realized and unrealized gain (loss)
           allocated from the Trust--net                       1.37          5.92         (.63)        (3.46)          2.46
                                                       ------------  ------------  ------------  ------------  ------------
           Total from investment operations                    1.44          6.02         (.52)        (3.41)          2.66
                                                       ------------  ------------  ------------  ------------  ------------
           Less dividends and distributions:
               Investment income--net                         (.09)         (.13)         (.06)         (.08)         (.25)
               Realized gain allocated from the
               Trust--net                                    (1.27)            --         (.67)        (3.05)        (5.76)
                                                       ------------  ------------  ------------  ------------  ------------
           Total dividends and distributions                 (1.36)         (.13)         (.73)        (3.13)        (6.01)
                                                       ------------  ------------  ------------  ------------  ------------
           Net asset value, end of period              $      31.16  $      31.08  $      25.19  $      26.44  $      32.98
                                                       ============  ============  ============  ============  ============

Total Investment Return**

           Based on net asset value per share              5.33%+++        23.95%       (1.72%)      (11.33%)         8.02%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

           Expenses++                                        1.58%*         1.58%         1.63%         1.58%         1.59%
                                                       ============  ============  ============  ============  ============
           Investment income--net                             .48%*          .35%          .45%          .17%          .58%
                                                       ============  ============  ============  ============  ============

Supplemental Data

           Net assets, end of period (in thousands)    $  1,466,669  $  1,594,286  $  1,626,835  $  2,099,660  $  2,838,319
                                                       ============  ============  ============  ============  ============
           Portfolio turnover of the Trust             13.93%++++++  33.32%++++++  31.92%++++++  38.15%++++++   37.53%+++++
                                                       ============  ============  ============  ============  ============

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder"
               fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

        ++++++ Portfolio turnover for the Trust.

           +++ Aggregate total investment return.

         +++++ Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)                                                     Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios                                               Class C
have been derived from information                      For the Six
provided in the financial statements.                   Months Ended
                                                        December 31,             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     2004          2004          2003           2002        2001++++
Per Share Operating Performance

           Net asset value, beginning of period        $      30.42  $      24.68  $      25.96  $      32.47  $      35.88
                                                       ------------  ------------  ------------  ------------  ------------
           Investment income--net***                            .07           .09           .10           .05           .18
           Realized and unrealized gain (loss)
           allocated from the Trust--net                       1.33          5.79         (.62)        (3.39)          2.43
                                                       ------------  ------------  ------------  ------------  ------------
           Total from investment operations                    1.40          5.88         (.52)        (3.34)          2.61
                                                       ------------  ------------  ------------  ------------  ------------
           Less dividends and distributions:
               Investment income--net                         (.14)         (.14)         (.09)         (.12)         (.26)
               Realized gain allocated from the
               Trust--net                                    (1.27)            --         (.67)        (3.05)        (5.76)
                                                       ------------  ------------  ------------  ------------  ------------
           Total dividends and distributions                 (1.41)         (.14)         (.76)        (3.17)        (6.02)
                                                       ------------  ------------  ------------  ------------  ------------
           Net asset value, end of period              $      30.41  $      30.42  $      24.68  $      25.96  $      32.47
                                                       ============  ============  ============  ============  ============

Total Investment Return**

           Based on net asset value per share            5.30%+++++        23.93%       (1.75%)      (11.30%)         8.00%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

           Expenses++                                        1.59%*         1.59%         1.64%         1.59%         1.59%
                                                       ============  ============  ============  ============  ============
           Investment income--net                             .46%*          .33%          .45%          .16%          .56%
                                                       ============  ============  ============  ============  ============

Supplemental Data

           Net assets, end of period (in thousands)    $    759,275  $    679,667  $    502,623  $    541,921  $    435,973
                                                       ============  ============  ============  ============  ============
           Portfolio turnover of the Trust                13.93%+++     33.32%+++     31.92%+++     38.15%+++ 37.53%+++++++
                                                       ============  ============  ============  ============  ============


             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder"
               fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

           +++ Portfolio turnover for the Trust.

         +++++ Aggregate total investment return.

       +++++++ Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)                                                     Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios                                               Class I
have been derived from information                      For the Six
provided in the financial statements.                   Months Ended
                                                        December 31,             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     2004          2004          2003           2002        2001++++
Per Share Operating Performance

           Net asset value, beginning of period        $      31.89  $      25.83  $      27.14  $      33.77  $      37.12
                                                       ------------  ------------  ------------  ------------  ------------
           Investment income--net***                            .23           .40           .35           .35           .55
           Realized and unrealized gain (loss)
           allocated from the Trust--net                       1.40          6.06         (.65)        (3.53)          2.51
                                                       ------------  ------------  ------------  ------------  ------------
           Total from investment operations                    1.63          6.46         (.30)        (3.18)          3.06
                                                       ------------  ------------  ------------  ------------  ------------
           Less dividends and distributions:
               Investment income--net                         (.43)         (.40)         (.34)         (.40)         (.65)
               Realized gain allocated from the
               Trust--net                                    (1.27)            --         (.67)        (3.05)        (5.76)
                                                       ------------  ------------  ------------  ------------  ------------
           Total dividends and distributions                 (1.70)         (.40)        (1.01)        (3.45)        (6.41)
                                                       ------------  ------------  ------------  ------------  ------------
           Net asset value, end of period              $      31.82  $      31.89  $      25.83  $      27.14  $      33.77
                                                       ============  ============  ============  ============  ============

Total Investment Return**

           Based on net asset value per share              5.87%+++        25.23%        (.74%)      (10.38%)         9.11%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

           Expenses++                                         .56%*          .56%          .60%          .56%          .56%
                                                       ============  ============  ============  ============  ============
           Investment income--net                            1.49%*         1.36%         1.48%         1.19%         1.60%
                                                       ============  ============  ============  ============  ============

Supplemental Data

           Net assets, end of period (in thousands)    $  4,304,156  $  4,220,353  $  3,564,283  $  3,909,901  $  4,302,609
                                                       ============  ============  ============  ============  ============
           Portfolio turnover of the Trust             13.93%++++++  33.32%++++++  31.92%++++++  38.15%++++++   37.53%+++++
                                                       ============  ============  ============  ============  ============

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder"
               fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments are made at the
               Trust level. This structure is sometimes called a "master/feeder" structure.

        ++++++ Portfolio turnover for the Trust.

           +++ Aggregate total investment return.

         +++++ Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004


Financial Highlights (concluded)                                                       Merrill Lynch Basic Value Fund, Inc.
                                                                                               Class R

The following per share data and ratios have been derived                     For the Six      For the      For the Period
from information provided in the financial statements.                       Months Ended    Year Ended   January 3, 2003++
                                                                              December 31,     June 30,       to June 30,
Increase (Decrease) in Net Asset Value:                                          2004           2004             2003
Per Share Operating Performance

           Net asset value, beginning of period                               $      31.17     $     25.36      $     23.65
                                                                              ------------    ------------     ------------
           Investment income--net***                                                   .15             .25              .21
           Realized and unrealized gain allocated from the Trust--net                 1.36            5.93             1.50
                                                                              ------------    ------------     ------------
           Total from investment operations                                           1.51            6.18             1.71
                                                                              ------------    ------------     ------------
           Less dividends and distributions:
               Investment income--net                                                (.32)           (.37)               --
               Realized gain allocated from the Trust--net                          (1.27)              --               --
                                                                              ------------    ------------     ------------
           Total dividends and distributions                                        (1.59)           (.37)               --
                                                                              ------------    ------------     ------------
           Net asset value, end of period                                     $      31.09    $      31.17     $      25.36
                                                                              ============    ============     ============

Total Investment Return**

           Based on net asset value per share                                     5.59%+++          24.58%         7.23%+++
                                                                              ============    ============     ============

Ratios to Average Net Assets

           Expenses+++++                                                            1.06%*           1.07%           1.10%*
                                                                              ============    ============     ============
           Investment income--net                                                    .97%*            .80%           1.09%*
                                                                              ============    ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                           $     23,365    $     13,821     $          1
                                                                              ============    ============     ============
           Portfolio turnover of the Trust                                          13.93%          33.32%           31.92%
                                                                              ============    ============     ============

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

         +++++ Includes the Fund's share of the Trust's allocated expenses.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements
Merrill Lynch Basic Value Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at December 31, 2004 was 99.9%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)
Merrill Lynch Basic Value Fund, Inc.


For the six months ended December 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD                 MLPF&S

Class A                       $35,825               $446,845
Class I                       $ 4,126               $ 40,413


For the six months ended December 31, 2004, additionally, MLPF&S received contingent deferred sales charges of $497,936 and $45,606 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $15 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $146,271,402 and $(351,754,441) for the six months ended December 31, 2004 and for the year ended June 30, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
December 31, 2004                         Shares             Amount

Shares sold                            4,325,396    $   131,901,234
Automatic conversion of shares         3,299,253        100,331,033
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                   3,643,838        108,295,384
                                  --------------    ---------------
Total issued                          11,268,487        340,527,651
Shares redeemed                      (7,716,369)      (235,633,409)
                                  --------------    ---------------
Net increase                           3,552,118    $   104,894,242
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            7,851,039    $   232,455,695
Automatic conversion of shares         8,465,253        249,856,456
Shares issued to shareholders
   in reinvestment of dividends          716,424         19,827,624
                                  --------------    ---------------
Total issued                          17,032,716        502,139,775
Shares redeemed                     (12,289,804)      (362,229,019)
                                  --------------    ---------------
Net increase                           4,742,912    $   139,910,756
                                  ==============    ===============


Class B Shares for the
Six Months Ended                                             Dollar
December 31, 2004                         Shares             Amount

Shares sold                            2,712,017    $    80,867,439
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                   2,167,926         63,264,900
                                  --------------    ---------------
Total issued                           4,879,943        144,132,339
Automatic conversion of shares       (3,363,687)      (100,331,033)
Shares redeemed                      (5,737,140)      (171,630,501)
                                  --------------    ---------------
Total redeemed                       (9,100,827)      (271,961,534)
                                  --------------    ---------------
Net decrease                         (4,220,884)    $ (127,829,195)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            7,330,780    $   210,485,769
Shares issued to shareholders
   in reinvestment of dividends          249,280          6,755,313
                                  --------------    ---------------
Total issued                           7,580,060        217,241,082
Automatic conversion of shares       (8,631,352)      (249,856,456)
Shares redeemed                     (12,235,843)      (352,628,575)
                                  --------------    ---------------
Total redeemed                      (20,867,195)      (602,485,031)
                                  --------------    ---------------
Net decrease                        (13,287,135)    $ (385,243,949)
                                  ==============    ===============


Class C Shares for the
Six Months Ended                                             Dollar
December 31, 2004                         Shares             Amount

Shares sold                            3,716,018    $   108,508,296
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                   1,111,391         31,741,387
                                  --------------    ---------------
Total issued                           4,827,409        140,249,683
Shares redeemed                      (2,204,899)       (64,546,772)
                                  --------------    ---------------
Net increase                           2,622,510    $    75,702,911
                                  ==============    ===============



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (concluded)
Merrill Lynch Basic Value Fund, Inc.


Class C Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            5,295,667    $   151,584,437
Shares issued to shareholders
   in reinvestment of dividends           98,510          2,618,134
                                  --------------    ---------------
Total issued                           5,394,177        154,202,571
Shares redeemed                      (3,419,724)       (96,461,221)
                                  --------------    ---------------
Net increase                           1,974,453    $    57,741,350
                                  ==============    ===============


Class I Shares for the
Six Months Ended                                             Dollar
December 31, 2004                         Shares             Amount

Shares sold                            8,026,628    $   245,870,378
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                   7,112,367        212,097,286
                                  --------------    ---------------
Total issued                          15,138,995        457,967,664
Shares redeemed                     (12,196,393)      (373,785,882)
                                  --------------    ---------------
Net increase                           2,942,602    $    84,181,782
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                           20,273,065    $   601,568,040
Shares issued to shareholders
   in reinvestment of dividends        1,741,317         48,371,527
                                  --------------    ---------------
Total issued                          22,014,382        649,939,567
Shares redeemed                     (27,656,894)      (827,285,095)
                                  --------------    ---------------
Net decrease                         (5,642,512)    $ (177,345,528)
                                  ==============    ===============


Class R Shares for the
Six Months Ended                                             Dollar
December 31, 2004                         Shares             Amount

Shares sold                              392,030    $    11,859,730
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                      35,703          1,047,937
                                  --------------    ---------------
Total issued                             427,733         12,907,667
Shares redeemed                        (119,609)        (3,586,005)
                                  --------------    ---------------
Net increase                             308,124    $     9,321,662
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                              539,330    $    16,111,504
Shares issued to shareholders
   in reinvestment of dividends              785             22,017
                                  --------------    ---------------
Total issued                             540,115         16,133,521
Shares redeemed                         (96,812)        (2,950,591)
                                  --------------    ---------------
Net increase                             443,303    $    13,182,930
                                  ==============    ===============


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004


Schedule of Investments                                                                            Master Basic Value Trust

                                                                                                    Value        Percent of
           Industry+++                 Shares Held    Common Stocks                           (in U.S. dollars)  Net Assets
Above-Average Yield

           Metals & Mining               4,525,800    Alcoa, Inc.                              $   142,200,636         1.6%
           Diversified Telecommunication 2,627,100    BCE, Inc.                                     63,391,923         0.7
           Services
           Capital Markets               3,900,000    The Bank of New York Co., Inc. (d)           130,338,000         1.4
           Food Products                 1,973,100    ConAgra Foods, Inc. (d)                       58,107,795         0.7
           Chemicals                     3,366,100    EI Du Pont de Nemours & Co.                  165,107,205         1.9
           Oil & Gas                     8,716,000    Exxon Mobil Corp.                            446,782,160         5.0
           Industrial Conglomerates      4,144,300    General Electric Co.                         151,266,950         1.7
           Food Products                 1,939,600    General Mills, Inc.                           96,417,516         1.1
           Personal Products             2,539,900    The Gillette Co.                             113,736,722         1.3
           Pharmaceuticals               2,095,200    GlaxoSmithKline Plc (a)                       99,291,528         1.1
           Aerospace & Defense           3,469,400    Honeywell International, Inc.                122,851,454         1.4
           Diversified Financial         5,661,792    JPMorgan Chase & Co.                         220,866,506         2.5
           Services
           Capital Markets               2,309,700    Mellon Financial Corp.                        71,854,767         0.8
           Multi-Utilities & Unregulated 1,375,200    Public Service Enterprise Group, Inc.         71,194,104         0.8
           Power
           Oil & Gas                     1,551,800    Royal Dutch Petroleum Co.                     89,042,284         1.0
           Diversified Telecommunication 5,029,700    SBC Communications, Inc.                     129,615,369         1.5
           Services
           Food Products                 3,350,100    Sara Lee Corp.                                80,871,414         0.9
           Electric Utilities            1,871,500    The Southern Co.                              62,732,680         0.7
           Diversified Telecommunication 2,957,100    Verizon Communications, Inc.                 119,792,121         1.3
           Services
           Commercial Banks              2,247,300    Wachovia Corp.                               118,207,980         1.3
                                                                                               ---------------      -------
                                                                                                 2,553,669,114        28.7

Below-Average Price/Earnings Ratio

           Insurance                     1,173,500    ACE Ltd.                                      50,167,125         0.6
           Insurance                     1,802,900    The Allstate Corp.                            93,245,988         1.0
           Insurance                     2,492,700    American International Group, Inc.           163,695,609         1.8
           Health Care Providers &         866,900    AmerisourceBergen Corp.                       50,869,692         0.6
           Services
           Commercial Banks              3,789,600    Bank of America Corp.                        178,073,304         2.0
           Health Care Equipment &       3,085,700    Baxter International, Inc.                   106,580,078         1.2
           Supplies
           Diversified Financial         5,988,100    Citigroup, Inc.                              288,506,658         3.2
           Services
           Beverages                     3,771,300    Coca-Cola Enterprises, Inc.                   78,631,605         0.9
           Automobiles                   2,844,700    Ford Motor Co. (d)                            41,646,408         0.5
           Capital Markets                 830,400    Goldman Sachs Group, Inc. (d)                 86,394,816         1.0
           Computers & Peripherals       7,266,300    Hewlett-Packard Co.                          152,374,311         1.7
           Household Durables            4,425,300    Koninklijke Philips Electronics NV           117,270,450         1.3
           Food Products                 3,298,900    Kraft Foods, Inc.                            117,473,829         1.3
           Hotels, Restaurants &         3,147,600    McDonald's Corp.                             100,912,056         1.1
           Leisure
           Capital Markets               3,474,700    Morgan Stanley                               192,915,344         2.2
           Pharmaceuticals               5,330,400    Schering-Plough Corp.                        111,298,752         1.3
           Electrical Equipment          1,128,600  ++Thomas & Betts Corp.                          34,704,450         0.4
           Energy Equipment & Services     703,200  ++Transocean, Inc. (d)                          29,808,648         0.3
           Food Products                 1,672,400    Unilever NV (d)                              111,565,804         1.3
           IT Services                  12,354,200  ++Unisys Corp.                                 125,765,756         1.4
                                                                                               ---------------      -------
                                                                                                 2,231,900,683        25.1

Low Price-to-Book Value

           Communications Equipment     11,904,900  ++3Com Corp.                                    49,643,433         0.6
           Semiconductors &              5,846,600  ++Advanced Micro Devices, Inc. (d)             128,742,132         1.4
           Semiconductor Equipment
           Electronic Equipment &        3,125,500  ++Agilent Technologies, Inc.                    75,324,550         0.8
           Instruments
           Food & Staples Retailing      3,267,200    Albertson's, Inc.                             78,020,736         0.9
           Oil & Gas                     1,435,100    Anadarko Petroleum Corp.                      93,008,831         1.0
           Aerospace & Defense             715,400    Boeing Co.                                    37,036,258         0.4


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                                Master Basic Value Trust

                                                                                                    Value        Percent of
           Industry+++                 Shares Held    Common Stocks                           (in U.S. dollars)  Net Assets
Low Price-to-Book Value
(concluded) Media                        4,799,800  ++Comcast Corp. Special Class A             $  157,625,442         1.8%
           Machinery                     1,625,900    Deere & Co.                                  120,966,960         1.4
           Energy Equipment & Services   3,059,800    Diamond Offshore Drilling                    122,544,990         1.4
           IT Services                   1,973,900    Electronic Data Systems Corp.                 45,597,090         0.5
           Energy Equipment & Services   4,565,200    GlobalSantaFe Corp.                          151,153,772         1.7
           Energy Equipment & Services   2,129,200    Halliburton Co.                               83,549,808         0.9
           Insurance                     1,348,100    Hartford Financial Services Group, Inc.       93,436,811         1.1
           Paper & Forest Products       3,587,600    International Paper Co. (d)                  150,679,200         1.7
           Household Products            2,418,600    Kimberly-Clark Corp. (d)                     159,168,066         1.8
           Semiconductors &             17,413,515  ++LSI Logic Corp.                               95,426,062         1.1
           Semiconductor Equipment
           Media                        12,135,700  ++Liberty Media Corp. Class A                  133,249,986         1.5
           Communications Equipment     17,278,000  ++Lucent Technologies, Inc. (d)                 64,965,280         0.7
           Semiconductors &              5,959,700  ++Micron Technology, Inc. (d)                   73,602,295         0.8
           Semiconductor Equipment
           Communications Equipment      3,335,700    Motorola, Inc.                                57,374,040         0.6
           Aerospace & Defense           5,078,700    Raytheon Co.                                 197,205,921         2.2
           Insurance                     4,025,814    The St. Paul Travelers Cos., Inc. (d)        149,236,925         1.7
           Computers & Peripherals      17,000,000  ++Sun Microsystems, Inc.                        91,460,000         1.0
           Media                         8,978,400  ++Time Warner, Inc.                            174,540,096         2.0
           Media                         4,881,500    Viacom, Inc. Class B                         177,637,785         2.0
           Media                         4,092,200    Walt Disney Co.                              113,763,160         1.3
           Commercial Banks              6,000,000    Wells Fargo & Co. (d)                        372,900,000         4.2
           Paper & Forest Products       1,493,200    Weyerhaeuser Co.                             100,372,904         1.1
                                                                                               ---------------      -------
                                                                                                 3,348,232,533        37.6

Special Situations

           Pharmaceuticals               1,384,100    Abbott Laboratories                           64,568,265         0.7
           Software                      1,362,100    Computer Associates International, Inc.       42,306,826         0.5
           Computers & Peripherals       1,495,600    International Business Machines Corp.        147,436,248         1.7
           Communications Equipment      3,019,200    Nokia OYJ (a)(d)                              47,310,864         0.5
           Computers & Peripherals       4,000,000  ++Seagate Technology                            69,080,000         0.8
                                                                                               ---------------      -------
                                                                                                   370,702,203         4.2

                                                      Total Common Stocks
                                                      (Cost--$5,769,115,117)                     8,504,504,533        95.6



                                                      Warrants (e)
Low Price-   Communications Equipment      200,663    Lucent Technologies, Inc.                        315,041         0.0
to-Book
Value                                                 Total Warrants (Cost--$333,101)                  315,041         0.0



                               Beneficial Interest    Short-Term Securities
                                    $  395,477,759    Merrill Lynch Liquidity Series,
                                                      LLC Cash Sweep Series I (b)                  395,477,759         4.4
                                       200,344,550    Merrill Lynch Liquidity Series,
                                                      LLC Money Market Series (b)(c)               200,344,550         2.3

                                                      Total Short-Term Securities
                                                      (Cost--$595,822,309)                         595,822,309         6.7


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004


Schedule of Investments (concluded)                                                                Master Basic Value Trust

                                         Number of                                                  Value        Percent of
Options                                  Contracts    Issue                                   (in U.S. dollars)  Net Assets
           Put Options Purchased            38,000    Advanced Micro Devices, Inc.,
                                                      expiring April 2005 at USD 20,
                                                      Broker Deutsche Bank AG                  $     5,130,000         0.1%
                                             7,500    Advanced Micro Devices, Inc.,
                                                      expiring April 2005 at USD 20,
                                                      Broker Goldman Sachs                           1,012,500         0.0
                                            12,500    Advanced Micro Devices, Inc.,
                                                      expiring April 2005 at USD 20,
                                                      Broker Morgan Stanley                          1,687,500         0.0
                                            12,000    Exxon Mobil Corp., expiring
                                                      January 2005 at USD 42.5, Broker
                                                      Deutsche Bank AG                                  60,000         0.0
                                            15,000    Wells Fargo & Co., expiring January
                                                      2005 at USD 57.5, Broker UBS Warburg              54,000         0.0

                                                      Total Options Purchased
                                                      (Premium Paid--$12,978,425)                    7,944,000         0.1

                                                      Total Investments (Cost--$6,378,248,952)   9,108,585,883       102.4

           Call Options Written             38,000    Advanced Micro Devices, Inc.,
                                                      expiring July 2005 at USD 30, Broker
                                                      Deutsche Bank AG                             (3,800,000)        (0.0)
                                             7,500    Advanced Micro Devices, Inc.,
                                                      expiring July 2005 at USD 30, Broker
                                                      Goldman Sachs                                  (750,000)        (0.0)
                                            12,500    Advanced Micro Devices, Inc., expiring
                                                      July 2005 at USD 30, Broker Morgan
                                                      Stanley                                      (1,250,000)        (0.0)
                                            12,000    Exxon Mobil Corp., expiring January
                                                      2005 at USD 47.5, Broker
                                                      Deutsche Bank AG                             (4,560,000)        (0.1)
                                            12,940    Walt Disney Co, expiring January 2005
                                                      at USD 30, Broker UBS Warburg                   (64,700)        (0.0)
                                            15,000    Wells Fargo & Co., expiring January
                                                      2005 at USD 60, Broker UBS Warburg           (3,900,000)        (0.1)

                                                      Total Options Written
                                                      (Premiums Received--$13,074,696)            (14,324,700)        (0.2)

           Total Investments, Net of Options Written (Cost--$6,365,174,256*)                     9,094,261,183       102.2
           Liabilities in Excess of Other Assets                                                 (192,720,197)        (2.2)
                                                                                               ---------------      -------
           Net Assets                                                                          $ 8,901,540,986       100.0%
                                                                                               ===============      =======


  ++ Non-income producing security.

 +++ For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management.
     This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

   * The cost and unrealized appreciation/depreciation of investments, net of options written, as of December 31, 2004, as computed for federal income tax purposes, were as follows:

     Aggregate cost                                $  6,446,481,694
                                                   ================
     Gross unrealized appreciation                 $  2,791,587,987
     Gross unrealized depreciation                    (143,808,498)
                                                   ----------------
     Net unrealized appreciation                   $  2,647,779,489
                                                   ================

 (a) Depositary Receipts.

 (b) Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                      Net          Interest
     Affiliate                                      Activity         Income

     Merrill Lynch Liquidity Series,
     LLC Cash Sweep Series I                    $ 299,843,683    $2,991,517
     Merrill Lynch Liquidity Series, Money
     Market Series                              (405,744,648)    $  177,593

 (c) Security was purchased with the cash proceeds from securities loans.

 (d) Security, or a portion of security, is on loan.

 (e) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

     See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004


Statement of Assets and Liabilities                                                                Master Basic Value Trust

As of December 31, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $199,406,258) (identified cost--$5,769,448,218)                                        $ 8,504,819,574
           Investments in affiliated securities, at value (identified cost--$595,822,309)                       595,822,309
           Options purchased, at value (premiums paid--$12,978,425)                                               7,944,000
           Cash                                                                                                      90,497
           Receivables:
               Securities sold                                                            $    12,512,132
               Dividends                                                                       12,415,377
               Contributions                                                                   10,773,645
               Interest from affiliates                                                           699,288
               Securities lending                                                                  20,392        36,420,834
                                                                                          ---------------
           Prepaid expenses and all other assets                                                                     20,751
                                                                                                            ---------------
           Total assets                                                                                       9,145,117,965
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                            200,344,550
           Options written, at value (premiums received--$13,074,696)                                            14,324,700
           Payables:
               Withdrawals                                                                     14,567,586
               Securities purchased                                                            10,499,732
               Investment adviser                                                               3,409,141
               Other affiliates                                                                    43,470        28,519,929
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   387,800
                                                                                                            ---------------
           Total liabilities                                                                                    243,576,979
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 8,901,540,986
                                                                                                            ===============

Net Assets Consist of

           Investors' capital                                                                               $ 6,172,454,059
           Unrealized appreciation--net                                                                       2,729,086,927
                                                                                                            ---------------
           Net Assets                                                                                       $ 8,901,540,986
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004


Statement of Operations                                                                            Master Basic Value Trust

For the Six Months Ended December 31, 2004
Investment Income

           Dividends (net of $791,091 foreign withholding tax)                                               $   84,645,396
           Interest from affiliates                                                                               2,991,517
           Securities lending                                                                                       177,593
                                                                                                            ---------------
           Total income                                                                                          87,814,506
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $    17,260,906
           Accounting services                                                                    623,694
           Custodian fees                                                                         172,587
           Professional fees                                                                       86,543
           Pricing fees                                                                            27,732
           Trustees' fees and expenses                                                             26,804
           Printing and shareholder reports                                                         8,750
           Other                                                                                   81,901
                                                                                          ---------------
           Total expenses                                                                                        18,288,917
                                                                                                            ---------------
           Investment income--net                                                                                69,525,589
                                                                                                            ---------------

Realized & Unrealized Gain--Net

           Realized gain on:
               Investments--net                                                               235,057,837
               Options written--net                                                             1,626,992       236,684,829
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                               192,283,506
               Options written--net                                                           (3,461,153)
               Foreign currency transactions--net                                                 (7,902)       188,814,451
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                              425,499,280
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $   495,024,869
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004


Statements of Changes in Net Assets                                                                Master Basic Value Trust

                                                                                           For the Six          For the
                                                                                          Months Ended         Year Ended
                                                                                          December 31,          June 30,
Increase (Decrease) in Net Assets:                                                             2004               2004
Operations

           Investment income--net                                                         $    69,525,589   $   124,808,940
           Realized gain--net                                                                 236,684,829       274,834,486
           Change in unrealized appreciation/depreciation--net                                188,814,451     1,439,863,697
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                               495,024,869     1,839,507,123
                                                                                          ---------------   ---------------

Capital Transactions

           Proceeds from contributions                                                        995,529,834     1,290,226,187
           Fair value of withdrawals                                                      (1,336,253,848)   (1,770,988,202)
                                                                                          ---------------   ---------------
           Net decrease in net assets derived from capital transactions                     (340,724,014)     (480,762,015)
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                       154,300,855     1,358,745,108
           Beginning of period                                                              8,747,240,131     7,388,495,023
                                                                                          ---------------   ---------------
           End of period                                                                  $ 8,901,540,986   $ 8,747,240,131
                                                                                          ===============   ===============

           See Notes to Financial Statements.


Financial Highlights                                                                               Master Basic Value Trust

                                                             For the                                         For the Period
                                                            Six Months                                        October 13,
                                                              Ended                                            2000++ to
The following ratios have been derived from                December 31,       For the Year Ended June 30,       June 30,
information provided in the financial statements.              2004          2004         2003         2002       2001
Total Investment Return**

           Total investment return                             5.93%+++       25.38%       (.09%)      (9.93%)           --
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               .43%*         .43%         .43%         .42%        .42%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                1.63%*        1.50%        1.66%        1.33%       1.57%*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $8,901,541   $8,747,240   $7,388,495   $8,307,176   $9,409,683
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    13.93%       33.32%       31.92%       38.15%       37.53%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements
Master Basic Value Trust


1. Significant Accounting Policies:
Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)
Master Basic Value Trust


* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Trust's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (concluded)
Master Basic Value Trust


The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of December 31, 2004, the Trust lent securities with a value of $18,278,568 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended December 31, 2004, MLIM, LLC received $80,221 in securities lending agent fees.

In addition, MLPF&S received $329,625 in commissions on the execution of portfolio security transactions for the Trust for the six months ended December 31, 2004.

For the six months ended December 31, 2004, the Trust reimbursed FAM $87,965 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2004 were $1,141,003,968 and $1,697,870,036, respectively.

Transactions in call options written for the six months ended
December 31, 2004 were as follows:

                                         Number of           Premiums
                                         Contracts           Received

Outstanding call options written,
   beginning of period                      18,940    $     3,342,849
Options written                            100,000         12,198,838
Options closed                            (15,000)        (1,285,019)
Options expired                            (6,000)        (1,181,972)
                                    --------------    ---------------
Outstanding call options written,
   end of period                            97,940    $    13,074,696
                                    ==============    ===============


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Trust's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the six months ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004



Portfolio Information
Master Basic Value Trust


As of December 31, 2004

                                               Percent of
Ten Largest Common Stock Holdings              Net Assets

Exxon Mobil Corp.                                 5.0%
Wells Fargo & Co.                                 4.2
JPMorgan Chase & Co.                              2.5
Morgan Stanley                                    2.2
Raytheon Co.                                      2.2
Bank of America Corp.                             2.0
Time Warner, Inc.                                 2.0
Viacom, Inc. Class B                              2.0
EI Du Pont de Nemours & Co.                       1.9
American International Group, Inc.                1.8



                                               Percent of
                                                 Total
Investment Category                           Investments

Low Price-to-Book Value                          36.8%
Above-Average Yield                              28.1
Below-Average Price/Earnings Ratio               24.5
Special Situations                                4.1
Other*                                            6.5

*Includes portfolio holdings in short-term investments and options.



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004



Officers and Directors/Trustees


Terry K. Glenn, President and Director/Trustee
Donald W. Burton, Director/Trustee
M. Colyer Crum, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
David H. Walsh, Director/Trustee
Fred G. Weiss, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
Robert J. Martorelli, Vice President and
  Co-Portfolio Manager
Kevin M. Rendino, Vice President and
  Co-Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286



Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and
Director/Trustee and M. Colyer Crum, Director/Trustee of Merrill
Lynch Basic Value Fund, Inc. and Master Basic Value Trust retired. The Fund's/Trust's Board of Directors/Trustees wishes Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became Executive Vice President and Chief Executive Officer of the Fund and the Trust.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Basic Value Fund, Inc. and Master Basic Value Trust


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       President of
       Merrill Lynch Basic Value Fund, Inc. and
       Master Basic Value Trust


Date: February 24, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       President of
       Merrill Lynch Basic Value Fund, Inc. and
       Master Basic Value Trust


Date: February 24, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Basic Value Fund, Inc. and
       Master Basic Value Trust


Date: February 24, 2005